Exhibit (99)(d)

The Supplemental Information contained in Exhibit (99)(d) shows certain historical data for each of Wachovia and Golden West and also shows similar combined illustrative information reflecting the merger of Golden West with and into Wachovia. The historical financial data show the financial results actually achieved by Wachovia and by Golden West for the periods indicated. The combined illustrative information shows the illustrative effect of the merger under the purchase accounting method of accounting hypothetically assuming the merger was consummated as of the applicable prior period, instead of October 1, 2006, the actual merger consummation date. In the case of the combined illustrative information for the full year ended December 31, 2006, the standalone Golden West information represents the period from January 1, 2006 to September 30, 2006.

The combined illustrative information is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), although both the historical Wachovia and the historical Golden West financial information presented in Exhibit (99)(d) were respectively prepared in accordance with GAAP. Wachovia believes the combined illustrative information is useful to investors in understanding how financial information of Wachovia and Golden West may have appeared on a combined basis had the two companies actually been merged as of the dates indicated and how the financial information of the business segments and a certain sub-segment of the new combined company may have appeared had the two companies actually been merged as of the dates indicated.

The combined illustrative information includes estimated adjustments to record certain assets and liabilities of Golden West at their respective fair values and to record certain exit costs related to Golden West. The estimated adjustments included in Exhibit (99)(d) are subject to updates as additional information becomes available and as additional analyses are performed. Certain other assets and liabilities of Golden West will also be subject to adjustment to their respective fair values, including additional intangible assets which may be identified. Pending more detailed analyses, no estimated adjustments are included in Exhibit (99)(d) for these assets and liabilities. Any change in the fair value of the net assets of Golden West will change the amount of the purchase price allocable to goodwill. In addition, the final adjustments may be materially different from the unaudited estimated adjustments presented in Exhibit (99)(d). The combined illustrative information cannot be reconciled to GAAP because many of the purchase accounting adjustments resulting from the merger are based upon valuations of assets as of the merger date and therefore cannot be ascertained for prior periods.

We anticipate the merger will provide Wachovia with financial benefits that include increased revenue and reduced operating expenses, but these financial benefits are not reflected in the combined illustrative information. Accordingly, the combined illustrative information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

The costs associated with merger integration activities that impact certain Golden West systems, facilities and equipment, personnel and contractual arrangements will be recorded as purchase accounting adjustments when the appropriate plans are in place with potential refinements up to one year after completion of the merger as additional information becomes available. We currently estimate exit cost purchase accounting adjustments will amount to $192 million ($117 million after tax). The costs associated with integrating systems and operations will be recorded as merger-related expenses based on the nature and timing of the related expenses, but generally will be recorded as the expenses are incurred. Restructuring expenses will be recorded based on the nature and timing of the expenses and generally will include merger integration activities that impact Wachovia systems, facilities and equipment, personnel and contractual arrangements. We currently expect merger-related and restructuring expenses will amount to $288 million ($176 million after tax) and will be incurred and reported through 2008.

The information in Exhibit (99)(d) is based on historical financial information and related notes that Wachovia and Golden West have respectively presented in prior filings with the Securities and Exchange Commission. Shareholders are encouraged to review that historical financial information and related notes in connection with the combined illustrative information provided in Exhibit (99)(d).

WACHOVIA CORPORATION AND SUBSIDIARIES SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION (Unaudited) TABLE OF CONTENTS

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED BALANCE SHEETS (Unaudited)

	September 30, 2006

(In millions)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
ASSETS
Cash and due from banks	$11,850	460	-	12,310
Interest-bearing bank balances	5,270	290	-	5,560
Federal funds sold and securities purchased under resale agreements	18,497	1,499	-	19,996
Total cash and cash equivalents	35,617	2,249	-	37,866
Trading account assets	43,904	-	-	43,904
Securities available for sale	106,553	288	(23)	106,818
Mortgage-backed securities held to maturity, at cost	-	-	-	-
Loans, net of unearned income	290,759	124,778	(804)	414,733
Allowance for loan losses	(3,004)	(303)	-	(3,307)
Loans, net	287,755	124,475	(804)	411,426
Loans held for sale	9,039	193	-	9,232
Premises and equipment	5,536	413	106	6,055
Due from customers on acceptances	1,200	-	-	1,200
Goodwill	23,535	-	14,854	38,389
Other intangible assets	1,355	-	409	1,764
Other assets	45,428	2,715	(37)	48,106
Total assets	$559,922	130,333	14,505	704,760
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	63,880	377	-	64,257
Interest-bearing deposits	259,418	66,604	74	326,096
Total deposits	323,298	66,981	74	390,353
Short-term borrowings	58,749	4,450	-	63,199
Bank acceptances outstanding	1,213	-	-	1,213
Trading account liabilities	19,553	-	-	19,553
Other liabilities	16,513	1,091	(145)	17,459
Long-term debt	86,419	48,092	5,811	140,322
Total liabilities	505,745	120,614	5,740	632,099
Minority interest in net assets of consolidated subsidiaries	2,997	-	-	2,997
STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares	-	-	-	-
Non-Cumulative Perpetual Class A Preferred Stock	-	-	-	-
Common stock	5,271	31	1,054	6,356
Paid-in capital	34,276	417	16,982	51,675
Retained earnings	12,696	9,270	(9,270)	12,696
Accumulated other comprehensive income, net	(1,063)	1	(1)	(1,063)
Total stockholders’ equity	51,180	9,719	8,765	69,664
Total liabilities and stockholders’ equity	$559,922	130,333	14,505	704,760

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended December 31, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$21,976	6,760	204	28,940
Interest and dividends on securities	6,433	69	8	6,510
Trading account interest	1,575	-	-	1,575
Other interest income	2,281	(311)	-	1,970
Total interest income	32,265	6,518	212	38,995
INTEREST EXPENSE
Interest on deposits	9,119	1,772	(53)	10,838
Interest on short-term borrowings	3,114	216	-	3,330
Interest on long-term debt	4,783	1,850	234	6,867
Total interest expense	17,016	3,838	181	21,035
Net interest income	15,249	2,680	31	17,960
Provision for credit losses	434	7	-	441
Net interest income after provision for credit losses	14,815	2,673	31	17,519
FEE AND OTHER INCOME
Service charges	2,480	5	-	2,485
Other banking fees	1,756	58	-	1,814
Commissions	2,406	19	-	2,425
Fiduciary and asset management fees	3,248	-	-	3,248
Advisory, underwriting and other investment banking fees	1,345	-	-	1,345
Trading account profits	535	-	-	535
Principal investing	525	-	-	525
Securities gains (losses)	118	368	-	486
Other income	2,132	14	-	2,146
Total fee and other income	14,545	464	-	15,009
NONINTEREST EXPENSE			-
Salaries and employee benefits	10,903	593	-	11,496
Occupancy	1,173	60	-	1,233
Equipment	1,184	66	-	1,250
Advertising	204	18	-	222
Communications and supplies	653	41	-	694
Professional and consulting fees	790	22	-	812
Other intangible amortization	423	-	116	539
Merger-related and restructuring expenses	179	23	-	202
Sundry expense	1,967	422	-	2,389
Total noninterest expense	17,476	1,245	116	18,837
Minority interest in income of consolidated subsidiaries	414	-	-	414
Income from continuing operations before income taxes	11,470	1,892	(85)	13,277
Income taxes	3,725	626	(33)	4,318
Income from continuing operations	$7,745	1,266	(52)	8,959
PER COMMON SHARE DATA
Basic earnings from continuing operations	$4.70	4.10	-	4.73
Diluted earnings from continuing operations	4.61	4.06	-	4.65
Cash dividends	$2.14	-	-	2.14
AVERAGE COMMON SHARES
Basic	1,651	309	(66)	1,894
Diluted	1,681	312	(66)	1,927

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended December 31, 2005

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$13,970	6,703	277	20,950
Interest and dividends on securities	5,783	103	12	5,898
Trading account interest	1,581	-	-	1,581
Other interest income	2,355	(262)	-	2,093
Total interest income	23,689	6,544	289	30,522
INTEREST EXPENSE
Interest on deposits	5,297	1,551	(79)	6,769
Interest on short-term borrowings	2,777	162	-	2,939
Interest on long-term debt	1,934	1,550	312	3,796
Total interest expense	10,008	3,263	233	13,504
Net interest income	13,681	3,281	56	17,018
Provision for credit losses	249	7	-	256
Net interest income after provision for credit losses	13,432	3,274	56	16,762
FEE AND OTHER INCOME
Service charges	2,151	7	-	2,158
Other banking fees	1,491	51	-	1,542
Commissions	2,343	28	-	2,371
Fiduciary and asset management fees	3,011	1	-	3,012
Advisory, underwriting and other investment banking fees	1,109	-	-	1,109
Trading account profits	286	-	-	286
Principal investing	401	-	-	401
Securities gains (losses)	89	-	-	89
Other income	1,338	24	-	1,362
Total fee and other income	12,219	111	-	12,330
NONINTEREST EXPENSE
Salaries and employee benefits	9,671	652	-	10,323
Occupancy	1,064	73	1	1,138
Equipment	1,087	79	-	1,166
Advertising	193	23	-	216
Communications and supplies	633	45	-	678
Professional and consulting fees	662	25	-	687
Other intangible amortization	416	-	175	591
Merger-related and restructuring expenses	292	-	-	292
Sundry expense	1,829	61	-	1,890
Total noninterest expense	15,847	958	176	16,981
Minority interest in income of consolidated subsidiaries	342	-	-	342
Income from continuing operations before income taxes	9,462	2,427	(120)	11,769
Income taxes	3,033	941	(47)	3,927
Income from continuing operations before income taxes	$6,429	1,486	(73)	7,842
PER COMMON SHARE DATA
Basic earnings from continuing operations	$4.13	4.83	-	4.17
Diluted earnings from continuing operations	4.05	4.77	-	4.10
Cash dividends	$1.94	-	-	1.94
AVERAGE COMMON SHARES
Basic	1,556	307	16	1,879
Diluted	1,585	312	16	1,913

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Nine Months Ended September 30, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$14,240	6,760	204	21,204
Interest and dividends on securities	4,942	69	8	5,019
Trading account interest	1,113	-	-	1,113
Other interest income	1,600	(311)	-	1,289
Total interest income	21,895	6,518	212	28,625
INTEREST EXPENSE
Interest on deposits	6,052	1,772	(53)	7,771
Interest on short-term borrowings	2,333	216	-	2,549
Interest on long-term debt	2,838	1,850	234	4,922
Total interest expense	11,223	3,838	181	15,242
Net interest income	10,672	2,680	31	13,383
Provision for credit losses	228	7	-	235
Net interest income after provision for credit losses	10,444	2,673	31	13,148
FEE AND OTHER INCOME
Service charges	1,834	5	-	1,839
Other banking fees	1,304	58	-	1,362
Commissions	1,773	19	-	1,792
Fiduciary and asset management fees	2,392	-	-	2,392
Advisory, underwriting and other investment banking fees	912	-	-	912
Trading account profits	506	-	-	506
Principal investing	383	-	-	383
Securities gains (losses)	71	368	-	439
Other income	1,390	14	-	1,404
Total fee and other income	10,565	464	-	11,029
NONINTEREST EXPENSE
Salaries and employee benefits	7,880	593	-	8,473
Occupancy	850	60	-	910
Equipment	870	66	-	936
Advertising	157	18	-	175
Communications and supplies	487	41	-	528
Professional and consulting fees	551	22	-	573
Other intangible amortization	282	-	116	398
Merger-related and restructuring expenses	130	23	-	153
Sundry expense	1,338	422	-	1,760
Total noninterest expense	12,545	1,245	116	13,906
Minority interest in income of consolidated subsidiaries	289	-	-	289
Income before income taxes	8,175	1,892	(85)	9,982
Income taxes	2,685	626	(33)	3,278
Net income	$5,490	1,266	(52)	6,704
PER COMMON SHARE DATA
Basic earnings	$3.49	4.10	-	3.54
Diluted earnings	3.43	4.06	-	3.48
Cash dividends	$1.58	-	-	1.58
AVERAGE COMMON SHARES
Basic	1,571	309	16	1,896
Diluted	1,600	312	16	1,928

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Six Months Ended June 30, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$9,144	4,341	136	13,621
Interest and dividends on securities	3,250	50	6	3,306
Trading account interest	712	-	-	712
Other interest income	1,005	(192)	-	813
Total interest income	14,111	4,199	142	18,452
INTEREST EXPENSE
Interest on deposits	3,814	1,085	(36)	4,863
Interest on short-term borrowings	1,473	145	-	1,618
Interest on long-term debt	1,693	1,181	156	3,030
Total interest expense	6,980	2,411	120	9,511
Net interest income	7,131	1,788	22	8,941
Provision for credit losses	120	6	-	126
Net interest income after provision for credit losses	7,011	1,782	22	8,815
FEE AND OTHER INCOME
Service charges	1,196	3	-	1,199
Other banking fees	877	36	-	913
Commissions	1,211	13	-	1,224
Fiduciary and asset management fees	1,569	-	-	1,569
Advisory, underwriting and other investment banking fees	620	-	-	620
Trading account profits	383	-	-	383
Principal investing	292	-	-	292
Securities gains (losses)	(23)	-	-	(23)
Other income	975	11	-	986
Total fee and other income	7,100	63	-	7,163
NONINTEREST EXPENSE
Salaries and employee benefits	5,349	387	-	5,736
Occupancy	566	40	-	606
Equipment	579	44	-	623
Advertising	103	12	-	115
Communications and supplies	329	26	-	355
Professional and consulting fees	351	14	-	365
Other intangible amortization	190	-	78	268
Merger-related and restructuring expenses	92	-	-	92
Sundry expense	941	34	-	975
Total noninterest expense	8,500	557	78	9,135
Minority interest in income of consolidated subsidiaries	185	-	-	185
Income before income taxes	5,426	1,288	(56)	6,658
Income taxes	1,813	507	(22)	2,298
Net income	$3,613	781	(34)	4,360
PER COMMON SHARE DATA
Basic earnings	$2.30	2.53	-	2.30
Diluted earnings	2.26	2.50	-	2.26
Cash dividends	$1.02	-	-	1.02
AVERAGE COMMON SHARES
Basic	1,570	309	16	1,895
Diluted	1,599	312	16	1,927

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended September 30, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$5,096	2,419	68	7,583
Interest and dividends on securities	1,692	19	2	1,713
Trading account interest	401	-	-	401
Other interest income	595	(119)	-	476
Total interest income	7,784	2,319	70	10,173
INTEREST EXPENSE
Interest on deposits	2,238	687	(17)	2,908
Interest on short-term borrowings	860	71	-	931
Interest on long-term debt	1,145	669	78	1,892
Total interest expense	4,243	1,427	61	5,731
Net interest income	3,541	892	9	4,442
Provision for credit losses	108	1	-	109
Net interest income after provision for credit losses	3,433	891	9	4,333
FEE AND OTHER INCOME
Service charges	638	2	-	640
Other banking fees	427	22	-	449
Commissions	562	6	-	568
Fiduciary and asset management fees	823	-	-	823
Advisory, underwriting and other investment banking fees	292	-	-	292
Trading account profits	123	-	-	123
Principal investing	91	-	-	91
Securities gains (losses)	94	368	-	462
Other income	415	3	-	418
Total fee and other income	3,465	401	-	3,866
NONINTEREST EXPENSE
Salaries and employee benefits	2,531	206	-	2,737
Occupancy	284	20	-	304
Equipment	291	22	-	313
Advertising	54	6	-	60
Communications and supplies	158	15	-	173
Professional and consulting fees	200	8	-	208
Other intangible amortization	92	-	38	130
Merger-related and restructuring expenses	38	23	-	61
Sundry expense	397	388	-	785
Total noninterest expense	4,045	688	38	4,771
Minority interest in income of consolidated subsidiaries	104	-	-	104
Income before income taxes	2,749	604	(29)	3,324
Income taxes	872	119	(11)	980
Net income	$1,877	485	(18)	2,344
PER COMMON SHARE DATA
Basic earnings	$1.19	1.57	-	1.23
Diluted earnings	1.17	1.55	-	1.22
Cash dividends	$0.56	-	-	0.56
AVERAGE COMMON SHARES
Basic	1,573	309	16	1,898
Diluted	1,600	313	16	1,929

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended June 30, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$4,823	2,257	68	7,148
Interest and dividends on securities	1,685	26	3	1,714
Trading account interest	387	-	-	387
Other interest income	509	(110)	-	399
Total interest income	7,404	2,173	71	9,648
INTEREST EXPENSE
Interest on deposits	2,035	573	(18)	2,590
Interest on short-term borrowings	755	78	-	833
Interest on long-term debt	973	625	78	1,676
Total interest expense	3,763	1,276	60	5,099
Net interest income	3,641	897	11	4,549
Provision for credit losses	59	2	-	61
Net interest income after provision for credit losses	3,582	895	11	4,488
FEE AND OTHER INCOME
Service charges	622	1	-	623
Other banking fees	449	21	-	470
Commissions	588	6	-	594
Fiduciary and asset management fees	808	-	-	808
Advisory, underwriting and other investment banking fees	318	-	-	318
Trading account profits	164	-	-	164
Principal investing	189	-	-	189
Securities gains (losses)	25	-	-	25
Other income	420	7	-	427
Total fee and other income	3,583	35	-	3,618
NONINTEREST EXPENSE
Salaries and employee benefits	2,652	195	-	2,847
Occupancy	291	21	-	312
Equipment	299	24	-	323
Advertising	56	7	-	63
Communications and supplies	162	13	-	175
Professional and consulting fees	184	7	-	191
Other intangible amortization	98	-	39	137
Merger-related and restructuring expenses	24	-	-	24
Sundry expense	495	19	-	514
Total noninterest expense	4,261	286	39	4,586
Minority interest in income of consolidated subsidiaries	90	-	-	90
Income before income taxes	2,814	644	(28)	3,430
Income taxes	929	254	(11)	1,172
Net income	$1,885	390	(17)	2,258
PER COMMON SHARE DATA
Basic earnings	$1.19	1.26	-	1.18
Diluted earnings	1.17	1.25	-	1.16
Cash dividends	$0.51	-	-	0.51
AVERAGE COMMON SHARES
Basic	1,585	309	16	1,910
Diluted	1,613	312	16	1,941

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended March 31, 2006

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$4,321	2,084	68	6,473
Interest and dividends on securities	1,565	24	3	1,592
Trading account interest	325	-	-	325
Other interest income	496	(82)	-	414
Total interest income	6,707	2,026	71	8,804
INTEREST EXPENSE
Interest on deposits	1,779	512	(18)	2,273
Interest on short-term borrowings	718	67	-	785
Interest on long-term debt	720	556	78	1,354
Total interest expense	3,217	1,135	60	4,412
Net interest income	3,490	891	11	4,392
Provision for credit losses	61	4	-	65
Net interest income after provision for credit losses	3,429	887	11	4,327
FEE AND OTHER INCOME
Service charges	574	2	-	576
Other banking fees	428	15	-	443
Commissions	623	7	-	630
Fiduciary and asset management fees	761	-	-	761
Advisory, underwriting and other investment banking fees	302	-	-	302
Trading account profits	219	-	-	219
Principal investing	103	-	-	103
Securities gains (losses)	(48)	-	-	(48)
Other income	555	4	-	559
Total fee and other income	3,517	28	-	3,545
NONINTEREST EXPENSE
Salaries and employee benefits	2,697	192	-	2,889
Occupancy	275	19	-	294
Equipment	280	20	-	300
Advertising	47	5	-	52
Communications and supplies	167	13	-	180
Professional and consulting fees	167	7	-	174
Other intangible amortization	92	-	39	131
Merger-related and restructuring expenses	68	-	-	68
Sundry expense	446	15	-	461
Total noninterest expense	4,239	271	39	4,549
Minority interest in income of consolidated subsidiaries	95	-	-	95
Income before income taxes	2,612	644	(28)	3,228
Income taxes	884	253	(11)	1,126
Net income	$1,728	391	(17)	2,102
PER COMMON SHARE DATA
Basic earnings	$1.11	1.27	-	1.12
Diluted earnings	1.09	1.25	-	1.10
Cash dividends	$0.51	-	-	0.51
AVERAGE COMMON SHARES
Basic	1,555	308	16	1,879
Diluted	1,586	312	16	1,914

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended December 31, 2005

(In millions, except per share data)	Wachovia	Golden West	Combining Adjustments	Illustrative Combined
INTEREST INCOME
Interest and fees on loans	$3,846	1,940	73	5,859
Interest and dividends on securities	1,486	25	4	1,515
Trading account interest	462	-	-	462
Other interest income	696	(69)	-	627
Total interest income	6,490	1,896	77	8,463
INTEREST EXPENSE
Interest on deposits	1,618	466	(26)	2,058
Interest on short-term borrowings	764	57	-	821
Interest on long-term debt	585	506	78	1,169
Total interest expense	2,967	1,029	52	4,048
Net interest income	3,523	867	25	4,415
Provision for credit losses	81	2	-	83
Net interest income after provision for credit losses	3,442	865	25	4,332
FEE AND OTHER INCOME
Service charges	555	2	-	557
Other banking fees	400	12	-	412
Commissions	573	7	-	580
Fiduciary and asset management fees	790	1	-	791
Advisory, underwriting and other investment banking fees	325	-	-	325
Trading account profits	(31)	-	-	(31)
Principal investing	135	-	-	135
Securities gains (losses)	(74)	-	-	(74)
Other income	316	11	-	327
Total fee and other income	2,989	33	-	3,022
NONINTEREST EXPENSE
Salaries and employee benefits	2,470	177	-	2,647
Occupancy	283	19	1	303
Equipment	277	19	-	296
Advertising	51	8	-	59
Communications and supplies	155	12	-	167
Professional and consulting fees	213	7	-	220
Other intangible amortization	93	-	59	152
Merger-related and restructuring expenses	58	-	-	58
Sundry expense	583	19	-	602
Total noninterest expense	4,183	261	60	4,504
Minority interest in income of consolidated subsidiaries	103	-	-	103
Income from continuing operations before income taxes	2,145	637	(35)	2,747
Income taxes	652	242	(14)	880
Income from continuing operations before income taxes	$1,493	395	(21)	1,867
PER COMMON SHARE DATA
Basic earnings	$0.97	1.29	-	1.00
Diluted earnings	0.95	1.27	-	0.98
Cash dividends	$0.51	-	-	0.51
AVERAGE COMMON SHARES
Basic	1,541	307	16	1,864
Diluted	1,570	311	16	1,897

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

BUSINESS SEGMENTS (Unaudited) (As reported)

	Year Ended December 31, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$11,922	602	2,037	1,013	(170)	(155)	15,249
Fee and other income	3,580	779	4,799	5,041	346	-	14,545
Intersegment revenue	198	6	(179)	(32)	7	-	-
Total revenue	15,700	1,387	6,657	6,022	183	(155)	29,794
Provision for credit losses	428	2	(32)	-	36	-	434
Noninterest expense	7,117	964	3,547	4,555	1,114	179	17,476
Minority interest	-	-	-	-	412	2	414
Income taxes (benefits)	2,934	154	1,109	535	(941)	(66)	3,725
Tax-equivalent adjustment	42	-	51	1	61	(155)	-
Income (loss) from continuing operations	$5,179	267	1,982	931	(499)	(115)	7,745
Cash overhead efficiency ratio	45.33%	69.51	53.28	75.65	374.90	-	56.34
Average loans, net	$223,445	16,205	44,906	711	22,455	-	307,722
Average core deposits	$232,720	14,493	26,231	31,393	4,189	-	309,026

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION

SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Year Ended December 31, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$14,756	602	2,037	1,014	(294)	(155)	17,960
Fee and other income	3,637	782	4,799	5,074	717	-	15,009
Intersegment revenue	198	6	(179)	(32)	7	-	-
Total revenue	18,591	1,390	6,657	6,056	430	(155)	32,969
Provision for credit losses	428	2	(32)	-	43	-	441
Noninterest expense	7,893	965	3,547	4,584	1,646	202	18,837
Minority interest	-	-	-	-	412	2	414
Income taxes (benefits)	3,706	154	1,109	536	(1,121)	(66)	4,318
Tax-equivalent adjustment	42	-	51	1	61	(155)	-
Income (loss) from continuing operations	$6,522	269	1,982	935	(611)	(138)	8,959
Cash overhead efficiency ratio	42.46%	69.42	53.28	75.69	328.07	-	55.29
Average loans, net	$314,510	16,205	44,906	711	21,904	-	398,236
Average core deposits	$279,447	14,493	26,231	31,393	4,262	-	355,826

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	Year Ended December 31, 2005

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$9,486	581	2,220	834	779	(219)	13,681
Fee and other income	2,878	718	3,696	4,591	336	-	12,219
Intersegment revenue	194	6	(169)	(34)	3	-	-
Total revenue	12,558	1,305	5,747	5,391	1,118	(219)	25,900
Provision for credit losses	277	6	(27)	-	(7)	-	249
Noninterest expense	6,296	908	3,037	4,293	1,021	292	15,847
Minority interest	-	-	-	-	367	(25)	342
Income taxes (benefits)	2,154	143	919	402	(485)	(100)	3,033
Tax-equivalent adjustment	42	-	99	1	77	(219)	-
Income (loss) from continuing operations	$3,789	248	1,719	695	145	(167)	6,429
Cash overhead efficiency ratio	50.13%	69.56	52.85	79.64	54.08	-	57.96
Average loans, net	$163,411	13,916	38,754	357	11,484	-	227,922
Average core deposits	$201,711	13,605	23,607	34,659	5,139	-	278,721

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Year Ended December 31, 2005

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$13,210	581	2,220	834	392	(219)	17,018
Fee and other income	2,940	723	3,696	4,635	336	-	12,330
Intersegment revenue	194	6	(169)	(34)	3	-	-
Total revenue	16,344	1,310	5,747	5,435	731	(219)	29,348
Provision for credit losses	277	6	(27)	-	-	-	256
Noninterest expense	7,170	910	3,037	4,328	1,244	292	16,981
Minority interest	-	-	-	-	367	(25)	342
Income taxes (benefits)	3,223	144	919	405	(664)	(100)	3,927
Tax-equivalent adjustment	42	-	99	1	77	(219)	-
Income (loss) from continuing operations	$5,632	250	1,719	701	(293)	(167)	7,842
Cash overhead efficiency ratio	43.87%	69.47	52.85	79.62	139.76	-	55.53
Average loans, net	$273,927	13,916	38,754	357	10,926	-	337,880
Average core deposits	$259,483	13,605	23,607	34,659	5,213	-	336,567

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended September 30, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$2,823	150	485	247	(127)	(37)	3,541
Fee and other income	902	197	989	1,232	145	-	3,465
Intersegment revenue	48	1	(43)	(8)	2	-	-
Total revenue	3,773	348	1,431	1,471	20	(37)	7,006
Provision for credit losses	123	-	(5)	-	(10)	-	108
Noninterest expense	1,689	234	791	1,098	195	38	4,045
Minority interest	-	-	-	-	104	-	104
Income taxes (benefits)	704	42	230	136	(227)	(13)	872
Tax-equivalent adjustment	11	-	9	-	17	(37)	-
Net income (loss)	$1,246	72	406	237	(59)	(25)	1,877
Cash overhead efficiency ratio	44.74%	67.19	55.28	74.67	508.98	-	55.60
Average loans, net	$197,041	16,449	45,792	795	21,033	-	281,110
Average core deposits	$216,410	14,048	26,184	30,114	4,471	-	291,227

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Three Months Ended September 30, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$3,751	151	484	247	(154)	(37)	4,442
Fee and other income	923	198	989	1,243	513	-	3,866
Intersegment revenue	48	1	(43)	(8)	2	-	-
Total revenue	4,722	350	1,430	1,482	361	(37)	8,308
Provision for credit losses	122	1	(5)	-	(9)	-	109
Noninterest expense	1,958	234	790	1,107	621	61	4,771
Minority interest	-	-	-	-	104	-	104
Income taxes (benefits)	953	42	230	137	(369)	(13)	980
Tax-equivalent adjustment	11	-	9	-	17	(37)	-
Net income (loss)	$1,678	73	406	238	(3)	(48)	2,344
Cash overhead efficiency ratio	41.46%	67.07	55.28	74.70	156.78	-	55.69
Average loans, net	$320,743	16,449	45,792	795	20,537	-	404,316
Average core deposits	$280,992	14,048	26,184	30,114	4,545	-	355,883

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended June 30, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$2,784	151	507	259	(26)	(34)	3,641
Fee and other income	855	194	1,215	1,225	94	-	3,583
Intersegment revenue	48	1	(42)	(9)	2	-	-
Total revenue	3,687	346	1,680	1,475	70	(34)	7,224
Provision for credit losses	95	2	(33)	-	(5)	-	59
Noninterest expense	1,751	248	878	1,119	241	24	4,261
Minority interest	-	-	-	-	89	1	90
Income taxes (benefits)	663	35	299	129	(187)	(10)	929
Tax-equivalent adjustment	10	-	9	1	14	(34)	-
Net income (loss)	$1,168	61	527	226	(82)	(15)	1,885
Cash overhead efficiency ratio	47.52%	71.67	52.28	75.89	199.29	-	57.03
Average loans, net	$192,422	15,997	43,849	616	22,381	-	275,265
Average core deposits	$214,419	14,551	26,323	31,827	4,518	-	291,638

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Three Months Ended June 30, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$3,732	151	507	259	(66)	(34)	4,549
Fee and other income	876	196	1,215	1,237	94	-	3,618
Intersegment revenue	48	1	(42)	(9)	2	-	-
Total revenue	4,656	348	1,680	1,487	30	(34)	8,167
Provision for credit losses	96	2	(33)	-	(4)	-	61
Noninterest expense	2,012	249	879	1,128	294	24	4,586
Minority interest	-	-	-	-	89	1	90
Income taxes (benefits)	920	35	298	131	(202)	(10)	1,172
Tax-equivalent adjustment	10	-	9	1	14	(34)	-
Net income (loss)	$1,618	62	527	227	(161)	(15)	2,258
Cash overhead efficiency ratio	43.22%	71.55	52.28	75.92	905.83	-	54.31
Average loans, net	$314,252	15,997	43,849	616	22,085	-	396,799
Average core deposits	$276,123	14,551	26,323	31,827	4,593	-	353,417

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended March 31, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$2,537	151	504	250	97	(49)	3,490
Fee and other income	872	188	1,242	1,230	(15)	-	3,517
Intersegment revenue	43	1	(37)	(8)	1	-	-
Total revenue	3,452	340	1,709	1,472	83	(49)	7,007
Provision for credit losses	62	-	1	-	(2)	-	61
Noninterest expense	1,668	247	887	1,136	233	68	4,239
Minority interest	-	-	-	-	95	-	95
Income taxes (benefits)	617	34	281	123	(149)	(22)	884
Tax-equivalent adjustment	11	-	22	-	16	(49)	-
Net income (loss)	$1,094	59	518	213	(110)	(46)	1,728
Cash overhead efficiency ratio	48.30%	72.60	51.89	77.18	172.02	-	57.81
Average loans, net	$178,149	15,584	42,986	462	23,393	-	260,574
Average core deposits	$210,939	14,908	25,523	33,583	5,261	-	290,214

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Three Months Ended March 31, 2006

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$3,494	151	504	250	42	(49)	4,392
Fee and other income	888	189	1,242	1,241	(15)	-	3,545
Intersegment revenue	43	1	(37)	(8)	1	-	-
Total revenue	4,425	341	1,709	1,483	28	(49)	7,937
Provision for credit losses	62	-	1	-	2	-	65
Noninterest expense	1,913	247	887	1,146	288	68	4,549
Minority interest	-	-	-	-	95	-	95
Income taxes (benefits)	883	34	281	123	(173)	(22)	1,126
Tax-equivalent adjustment	11	-	22	-	16	(49)	-
Net income (loss)	$1,556	60	518	214	(200)	(46)	2,102
Cash overhead efficiency ratio	43.24%	72.47	51.89	77.29	1,379.85	-	55.40
Average loans, net	$297,837	15,584	42,986	462	22,782	-	379,651
Average core deposits	$272,033	14,908	25,523	33,583	5,335	-	351,382

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	Three Months Ended December 31, 2005

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Total
CONSOLIDATED
Net interest income	$2,467	153	586	234	135	(52)	3,523
Fee and other income	746	189	901	1,167	(14)	-	2,989
Intersegment revenue	55	2	(51)	(7)	1	-	-
Total revenue	3,268	344	1,436	1,394	122	(52)	6,512
Provision for credit losses	75	1	(13)	-	18	-	81
Noninterest expense	1,669	253	785	1,112	306	58	4,183
Minority interest	-	-	-	-	103	-	103
Income taxes (benefits)	547	32	224	103	(233)	(21)	652
Tax-equivalent adjustment	12	-	23	-	17	(52)	-
Income (loss) from continuing operations	$965	58	417	179	(89)	(37)	1,493
Cash overhead efficiency ratio	51.07%	73.22	54.66	79.75	175.52	-	61.41
Average loans, net	$168,761	14,902	41,607	389	11,823	-	237,482
Average core deposits	$208,005	14,415	25,981	33,348	5,753	-	287,502

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	Three Months Ended December 31, 2005

(Dollars in millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses	Illustrative Combined
CONSOLIDATED
Net interest income	$3,414	153	585	233	82	(52)	4,415
Fee and other income	766	191	901	1,178	(14)	-	3,022
Intersegment revenue	55	2	(50)	(7)	-	-	-
Total revenue	4,235	346	1,436	1,404	68	(52)	7,437
Provision for credit losses	75	1	(12)	-	19	-	83
Noninterest expense	1,910	253	785	1,121	377	58	4,504
Minority interest	-	-	-	-	103	-	103
Income taxes (benefits)	814	33	224	103	(273)	(21)	880
Tax-equivalent adjustment	12	-	23	-	17	(52)	-
Income (loss) from continuing operations	$1,424	59	416	180	(175)	(37)	1,867
Cash overhead efficiency ratio	45.09%	73.08	54.66	79.76	668.58	-	58.28
Average loans, net	$285,414	14,902	41,607	389	11,439	-	353,751
Average core deposits	$267,834	14,415	25,981	33,348	5,828	-	347,406

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION BUSINESS SEGMENTS (Unaudited) (As reported)

	2006			2005

(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - RETAIL AND SMALL BUSINESS
Net interest income	$1,724	1,709	1,660	1,644
Fee and other income	777	737	758	643
Intersegment revenue	12	13	13	12
Total revenue	2,513	2,459	2,431	2,299
Provision for credit losses	47	38	40	54
Noninterest expense	1,313	1,354	1,310	1,343
Income taxes	420	390	394	331
Tax-equivalent adjustment	1	-	-	-
Segment earnings	$732	677	687	571
Cash overhead efficiency ratio	52.22%	55.11	53.86	58.41
Average loans, net	$93,306	91,240	89,195	86,880
Average core deposits	$169,191	167,555	163,212	159,693

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED BUSINESS SEGMENTS (Unaudited)

	2006			2005

(Dollars in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
GENERAL BANK - RETAIL AND SMALL BUSINESS
Net interest income	$2,652	2,658	2,618	2,591
Fee and other income	797	758	773	664
Intersegment revenue	12	14	12	11
Total revenue	3,461	3,430	3,403	3,266
Provision for credit losses	47	38	40	55
Noninterest expense	1,581	1,616	1,555	1,583
Income taxes	668	648	660	597
Tax-equivalent adjustment	1	-	-	-
Segment earnings	$1,164	1,128	1,148	1,031
Cash overhead efficiency ratio	45.69%	47.12	45.70	48.48
Average loans, net	$217,008	213,070	208,883	203,532
Average core deposits	$233,773	229,260	224,307	219,522

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND GOLDEN WEST FINANCIAL CORPORATION SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION ILLUSTRATIVE COMBINED EARNINGS RECONCILIATION (Unaudited)

	2006			2005

(In millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pro forma combined income from continuing operations	$2,344	2,258	2,102	1,867
After tax merger-related and restructuring expenses	43	16	44	39
Pro forma combined earnings from continuing operations, excluding after tax merger-related and restructuring expenses	2,387	2,274	2,146	1,906
After tax deposit base and other intangible amortization	92	90	85	103
Pro forma combined earnings, excluding after tax merger-related and restructuring expenses, and after tax deposit base and other intangible amortization	$2,479	2,364	2,231	2,009

See Notes to Supplemental Illustrative Combined Financial Information.

WACHOVIA CORPORATION AND SUBSIDIARIES NOTES TO SUPPLEMENTAL ILLUSTRATIVE COMBINED FINANCIAL INFORMATION

NOTE 1: PRESENTATION

GENERAL

The unaudited supplemental illustrative combined financial information (the “Supplemental Information”) is provided as additional financial information related to the October 1, 2006, merger of Wachovia Corporation (the “Company”) and Golden West Financial Corporation (“Golden West”) as more fully described below. The Supplemental Information in this Exhibit 99(d) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933. The Supplemental Information is not necessarily indicative of the results of operations that may be expected in the future and the Supplemental Information will not subsequently be revised as a result of finalizing fair value estimates related to the net assets of Golden West or for organizational or other changes that may occur. Estimates of the accretion or amortization of income or expense related to current fair value estimates including amortization of the core deposit intangible created by the merger are included in the Supplemental Information. See also Note 2 below. Business segment net interest income and total revenue are presented on a tax-equivalent basis and the tax-equivalent amount is eliminated in the “Net Merger-Related and Restructuring Expenses” column in order for “Total” and “Illustrative Combined” amounts to conform to amounts appearing in the “Illustrative Combined Consolidated Statements of Income”. For the full year ended December 31, 2006, the standalone Golden West information represents the period from January 1, 2006 to September 30, 2006.

BUSINESS COMBINATION

On May 7, 2006, the Company announced the signing of a definitive merger agreement with Golden West. The merger of this California-based retail banking and mortgage lending franchise was completed on October 1, 2006. The terms of this transaction called for the Company to exchange 1.05105 shares of its common stock plus cash of $18.6461 for each share of Golden West common stock. Based on the Company’s weighted average of the closing prices for a period two trading days before the announcement of the merger and two trading days after the merger announcement of $55.69 (which includes the day of announcement), the transaction is valued at $24.3 billion.

RECLASSIFICATIONS

For each period presented, certain reported information for the Company, as well as certain of its business segments, and for Golden West has been reclassified to conform to the Company’s current presentation of financial information. These reclassifications had no effect on the Company’s or Golden West’s previously reported consolidated financial position or results of operations.

NOTE 2: ILLUSTRATIVE COMBINED CONSOLIDATED BALANCE SHEET ADJUSTMENTS

Preliminary fair value adjustments include a decrease to securities and loans of $23 million and $804 million, respectively, or a total of $827 million; an increase in premises and equipment of $106 million; goodwill and other intangible assets related to the merger of $14.9 billion and $409 million, respectively; a decrease in other assets of $37 million; an increase in interest-bearing deposits and long-term debt of $74 million and $33 million, respectively, or a total of $107 million; and a decrease in other liabilities of $145 million, which includes an increase of $12 million related to personnel and employee termination benefits, net other exit costs of $29 million and a net deferred income tax benefit of $186 million. The stockholders’ equity increase of a net $8.8 billion reflects the issuance of 326 million shares of Wachovia common stock to holders of Golden West common stock. The long-term debt adjustment also includes $5.8 billion related to the funding of the cash portion of the transaction. See also Note 4 below.

NOTE 3: ILLUSTRATIVE COMBINED CONSOLIDATED STATEMENT OF INCOME ADJUSTMENTS

Combining adjustments in the statements of income represent the appropriate periodic accretion or amortization amounts related to the fair value adjustments for securities, loans, premises and equipment, core deposit and long-term debt resulting from the Golden West merger. Interest expense also includes an estimated funding cost of 5.35 percent related to $5.8 billion of merger-related debt. The accretion or amortization amount was determined using effective yield or accelerated methods over 24.5 years for securities; 2.3 years for loans; 37.5 years for premises and equipment; 4.5 years for core deposits; and 2.75 years to 24.5 years for long-term debt. The accretion or amortization amounts represent the first three months of estimated income or expense applied on a constant basis for each period presented. An effective income tax rate of 39 percent was used to determine the related income tax benefit.

NOTE 4: PRELIMINARY GOODWILL AND OTHER INTANGIBLE ASSETS

PRELIMINARY GOODWILL AND OTHER INTANGIBLE ASSETS CREATED

    BY THE WACHOVIA/GOLDEN WEST MERGER

(In millions)
Purchase price less Golden West ending tangible stockholders’ equity as of October 1, 2006	$14,543
Preliminary fair value purchase accounting adjustments
Financial assets	827
Premises and equipment	(106)
Other assets	37
Financial liabilities	107
Total pre-tax fair value purchase accounting adjustments	865
Deferred income taxes	(327)
Total after-tax fair value purchase accounting adjustments	538
Preliminary exit cost purchase accounting adjustments
Personnel and employee termination benefits	12
Occupancy and equipment	29
Total pre-tax exit costs	41
Deferred income taxes	(7)
Total after-tax exit cost purchase accounting adjustments (One-time costs)	34
Total intangibles	15,115
Deposit base intangible	(409)
Deferred income taxes	148
Preliminary goodwill	$14,854